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                                                                   Exhibit (23)

           Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 24, 2006 relating to the financial statements, which appear in Pruco Life Insurance Company's Annual Report on Form 10-K for the year ended December 31, 2005.

New York, New York
October 6, 2006